LION CAPITAL HOLDINGS, INC.


		 CERTIFICATION PURSUANT TO
		         18 U.S.C. SECTION 1350,
		   AS ADOPTED PURSUANT TO
	SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Lion Capital Holdings, Inc.
(the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof
(the "Report"), I, Tim Page, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  November 25, 2003


/s/ Tim Page
Tim Page
Chief Executive Officer & Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Lion Capital Holdings, Inc. and will be retained by Lion Capital Holdings, Inc. and furnished to the Securities and Exchange Commission upon request.